Exhibit 10.37

AMENDMENT 1 TO THE LICENSE, DEVELOPMENT, COMMERCIALIZATION AND SUPPLY AGREEMENT

FOR LUBIPROSTONE

This Amendment 1 is entered into as of 18 November 2015 (the “Effective Date”) by and between Sucampo AG, a corporation organized under the laws of Switzerland with principal offices at Baarerstrasse 22, CH-6300, Zug, Switzerland (“Sucampo”) and Takeda Pharmaceuticals International AG (formerly registered as Takeda Pharmaceuticals International GmbH), a corporation organized under the laws of Switzerland with principal offices at Thurgauerstrasse 130, 8152 Glattpark-Opfikon, Zurich, Switzerland (“Takeda”). Each of Takeda and Sucampo is referred to individually herein as a “Party” and collectively as the “Parties”.

WHEREAS, Sucampo and Takeda entered into License, Development, Commercialization and Supply Agreement for Lubiprostone dated October 17, 2014 (the “Agreement”); and

WHEREAS, Sucampo and Takeda have reviewed the conditions of delivery of the Licensed Product for Commercialization and Development purposes and have agreed to amend the Agreement accordingly.

NOW, THEREFORE, for the mutual covenants contained herein, and other good and valuable consideration set forth herein, the receipt and sufficiency of which hereby acknowledge, the Parties agree as follows:

1.	Capitalized terms used, but not defined herein, shall have the same meanings given in the Agreement.

2.	Modification of the Agreement

The Parties have agreed that Section 9.2 of the Agreement shall be deleted and replaced with the following provision:

“9.2            Delivery. Sucampo shall deliver the Licensed Product EXW, […***…], […***…], […***…] (Incoterms® 2010), subject to the release of the relevant Licensed Product as per Section 9.4. In the event either Party decides to change its packaging site — which, upon the Effective Date, is […***…], […***…], […***…] for both Parties — the Parties shall discuss the modification of the conditions of delivery of the Licensed Product, including the incoterm, in order to avoid any increase of the other Party’s costs that may result from such change of packaging site. Delivery documents shall include purchase order number, quantity, copy of the certificate of analysis, items codes and description, lot number, manufacturing dates of the Licensed Product (i.e., manufacturing date of the premix, as well as the date of encapsulation), number of shippers, weight, number of pallets, and any other documents in accordance with the terms of the Quality Agreement. Title and ownership shall pass to Takeda or its Affiliate, as applicable, upon delivery of the Licensed Product in accordance with this Section 9.2.”

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Purchase and Supply of Placebo and Licensed Product for Development.

The Parties have agreed to add a new Section 9.2a to the Agreement, immediately following Section 9.2, as follows:

“9.2a.          Delivery of Licensed Product and Placebo for Development. The Parties agree that the Licensed Product and placebo used by Takeda for Development activities required for Regulatory Approvals in the Territory will be purchased from Sucampo directly by its Affiliate Takeda Development Centre Europe Ltd ([…***…], […***…], […***…], […***…]) (hereinafter “TDC Europe”). Notwithstanding the terms of delivery agreed in Section 9.2 above, the Parties agree that the delivery of Licensed Product and placebo for Development activities purchased by TDC Europe will occur EXW, packaging site of Sucampo in the USA (Incoterms® 2010), it being understood that Sucampo shall provide Takeda with reasonably requested information necessary to obtain the export clearance for such goods. Title and ownership of such Licensed Product and placebo will be transferred to TDC Europe upon delivery in accordance with this Section 9.2a. The Parties have agreed on a Supply Price for the placebo, as specified in Exhibit H of this Agreement.”

4.	Amendment to Exhibit H.

The Parties have agreed to amend and restate, in its entirety, Exhibit H of the Agreement by replacing the current Exhibit H with the version attached as an Annex to this Amendment 1.

5.	This Amendment 1 shall become effective as of the Effective Date.

6.	Except as amended herein, all the other conditions and provisions of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, the Parties have caused this Amendment 1 to be executed by their duly authorized representatives.

SUCAMPO AG	Takeda Pharmaceuticals International AG

By:	By:
Date:	Date:

By:
Date:

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ANNEX

EXHIBIT H

1 - FORM OF THE LICENSED PRODUCT AND PLACEBO

Sucampo shall supply the Licensed Product and placebo to Takeda in the following forms:

•	For Development activities:

[…***…] in […***…]

[…***…] in […***…]

[…***…] in […***…], or […***…]

•	For Commercialization activities

[…***…] in […***…]

[…***…] in […***…]

[…***…] in […***…], or […***…]

•	For Commercialization activities during the Transition Period

[…***…] in […***…] or […***…] and […***…]

2 - SUPPLY PRICE FOR THE LICENSED PRODUCT (including the samples)

•	Supply Price of Licensed Product in connection with Development:

[…***…] of the […***…] in […***…] or […***…]

•	Supply Price of Licensed Product in connection with Commercialization:

[…***…] of the […***…] in […***…] or […***…]

[…***…] of the […***…] in […***…]

•	Supply Price of Licensed Product in connection with Commercialization during the Transition Period:

[…***…] of the […***…] in […***…] for […***…]

[…***…] of the […***…] in […***…] for […***…]

3 - SUPPLY PRICE FOR THE PLACEBO

•	Supply Price of placebo in connection with Development

[…***…] of […***…] in […***…] or […***…]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.